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                                                                    EXHIBIT 23.1

To the Board of Directors
Myrient, Inc.

We hereby consent to the incorporation by reference in the previously Filed Registration Statements on Form S-8 (File Nos. 333-57822 and 333-57826) of our report dated January 10, 2003 appearing in the Annual Report on Form 10-KSB of Myrient, Inc. for the year ended August 31, 2002.





                                                        /s/ CORBIN & COMPANY LLP

Irvine, California
January 15, 2003

                                 Exhibit 23.1.1